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EXHIBIT 23.01

CONSENT OF DELOITTE & TOUCHE

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-71481 of Entercom Communications Corp. on Form S-8 of our


Report dated February 14, 2001, appearing in this Annual Report on Form 10-K of Entercom Communications Corp. for the year ended


December 31, 2000.


DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania


March 21, 2001

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